Exhibit 10.3

Share Transfer Agreement
股权转让协议书

Party A: C. G. Development Limited
甲方༚实致发展有限公司
Authorized representative: CHAN TAK CHUNG
授权代表༚陈德忠
Mailing address: UNIT 903-908, 9F, ONE HARBORFRONT, 18 TAK FUNG STREET, HUNG HOM, KOWLOON, HONG KONG
通讯地址༚香港九龙红堪德丰街18号海滨广场一座九楼903-908号。

Party B: Guangzhou MuXia Hotel Management Co. Ltd.
乙方༚广州沐舍酒店管理有限公司
Authorized representative: Lee Huan Giuan
授权代表:李焕娟
Mailing address: Unit 2515 of Building A7, No. 52, Industrial 4th Road of Da Xiu Street, Panyu District, Guzhgzhou
通讯地址: 广州市番禺区大石街工业四路52号A7栋2515

Party C: Gemstar Technology (China) Co., Ltd.
丙方༚骏升科技༈中国༉有限公司
Legal representative: CHAN TAK CHUNG
法定代表人༚陈德忠
Authorized address: No. 45, Zhong Er Road Section, Shiguang Road, Zhong Cun Town, Panyu District, Guangzhou
通讯地址༚广州市番禺区钟村镇市广路钟二路段45号。

WHEREAS:
鉴于༚
1. Party C is a limited liability company established and validly existing in accordance with the laws of People’s Republic of China (wholly-owned by a Taiwan, Hong Kong or Macau company) with registration number 440126400000167 located at 45 Section II Shiguang Road, Zhongcun Town, Panyu District, Guangzhou. Its legal representative is Chen Dezhong; its total investment is US$13.35 million, and its registered capital is US$8 million which has been fully paid up. Party C is a wholly owned subsidiary of Party A, and Party A holds 100% of the equity of Party C.
1、丙方是一家依据中国法律成立并仍有效存续的有限公司༈台港澳法人独资༉༌统一社会信用代码为91440113618781451W༌地址为广州市番禺区钟村镇市广路钟二路段45号༌法定代表人为陈德忠༌投资总额为1335万美元༌注册资本为美元800万元༌实收资本为美元800万元整。丙方为甲方全资子公司༌甲方持有丙方100%的股权。
2. Party C acquired the land use right of multiple parcels of land through several transactions, which together constitute the piece of land located at 45 Section II Shiguang Road, Zhongcun Town, Panyu District, Guangzhou with a total area of 65,980.80 square meters (hereinafter “Project Lot”). Both the land grant premium and deed tax have been fully paid. Party C has obtained the Land Use Right Title Certificates for the Land (Numbers: Yue Fang Di Zheng Zi Di C6542932 and G03-000628). The usage of the Land is Class II industrial land.
2、丙方通过多次交易取得了构成位于广州市番禺区钟村镇市广路钟二路段45号地块的国有土地使用权༌土地面积为65980.8平方米༈下称“项目地块”༉༌项目地块的土地出让金及相关税费༈包括但不限于契税༉已经付清༌丙方领取了项目土地的《国有土地使用权证》༈证号༚粤房地证字第C6542932和G03-000628号༉。土地使用性质为二类工业用地。
3. As of March 31, 2018, based on the unaudited management accounts, the total assets value of Party C is RMB69,543,241 yuan, net fixed assets value is RMB17,456,963 yuan.
3、截止至2018年3月31日༌根据未经审计的管理账目༌丙方的资产总额为6,954.3241万元༌固定资产净值1,745.6963万元。
4. As of March 31 2018, based on the unaudited management accounts, the net book value of the Project Lot, Buildings (defined below) and any leasehold improvements thereon is RMB26,961,939 yuan.
4、截止至2018年3月31日༌丙方根据未经审计的管理账目项目土地和地上建筑物及装修账面净值为2,696.1939万元.
5. As of March 31, 2018, Party C’s bank deposit amounts to RMB 247,399.
5、截止至2018年3月31日༌丙方银行存款为人民币24.7399万E元。
6. As of March 31, 2018, Party C has a Net Taxable loss of RMB36,357,465 on its books.
6、截止至2018年3月31日༌丙方应税损失人民币 3,635.7465万元。

7. Current status of Project Lot: this Project Lot with a total area of 65,980.8 m2 is separately registered under two certificates as follows: : i) Certificate YFDZZ No. G03-000628 for the lot with an area of 16,736 m2 (hereinafter referred to as “Lot #1”), and ii) Certificate YFDZZ No. C6542932 for the lot with an area of 49,244.8 m2 (hereinafter referred to as “Lot #2”). Party A has built makeshift shelters on Lot #1 without a construction application. Party A's structures built on Lot #2 include: 1) plant (Phase I Plant including canteen) with an area of 28,345.70 m2 (Property Ownership Certificate Code: C6542932); 2) office building and Phase II Plant with an area of 18,955.70 m2 (Property Ownership Certificate Code: C6542929); 3) Dormitory Building #1 with an area of 6,400.50 m2 (Property Ownership Certificate Code: C654928); 4) Dormitory Building #2 with an area of 2,861.60 m2 (Property Ownership Certificate Code: C542928); and 5) Dormitory Building #3 with an area of 6,482.10 m2 (Property Ownership Certificate Code: C6542926) (all structures above hereinafter referred to as "Buildings"). The areas stated in the aforesaid property ownership certificates amount to 63,045.60 m2.
7、项目地块的现状༚项目地块总面积为65980.8平方米༌分别登记在粤房地证字第G03-000628号༈该地块的面积为16736平方米༌下称“地块一”༉和粤房地证字第C6542932号༈该地块的面积为49244.8平方米༌下称“地块二”༉。甲方已在地块一上建成简易搭棚༌该建筑未报建。甲方地块二上建成的建筑物包括༚⑴厂房༈第一期厂房包括食堂༉༌面积为28345.70平方米༌房地产权证号C6542932༛⑵办公楼及第二期厂房༌面积18955.70平方米༌房地产权证号C6542929༛⑶第一栋宿舍༌面积6400.50平方米༌房地产权证号C654928༛⑷第二栋宿舍༌面积2861.60平方米༌房地产权证号C542928༛⑸第三栋宿舍༌面积6482.10平方米༌房地产权证号C6542926༈上述全部建筑物下称“地上建筑物”༉。上述房地产权证所载面积合共63045.60平方米。
8. Use Period of the Land Parcels under the name of Party C:
(i) Use period for the land covered by Certificate YFDZZ No. G03-000628 is through August 1, 2046.
(ii) Use period for the land covered by Certificate YFDZZ No. C6542932 is through June 23, 2044
8、丙方名下土地的使用期限༚
⑴粤房地证字第G03-000628号项下土地的使用期限至2046年8月1日༛
⑵粤房地证字第C6542932号项下土地的使用期限至2044年6月23日。
9. Party A signed the Transfer Contract for the Use Right of State-owned Land in Panyu and the General Management Contract for State-owned Land Transfer in Panyu with Guangzhou Panyu Zhongcun Electronic Industrial Company (former “Panyu Zhongcun Electronic Industrial Company”) on June 8, 1992. The Agreement was made among Party A, Party C and Guangzhou Panyu Zhongcun Electronic Industrial Company on November 21, 2017, and the management fee has been paid and settled through the end of the term stated in the General Management Contract for State-owned Land Transfer in Panyu
9、甲方于1992年6月8日与原番禺县钟村镇电子工业公司༈现为广州市番禺区钟村电子工业公司༉签订了《番禺市国有土地使用权转让合同》、《番禺市国有土地转让综合管理合同》。2017年11月21日༌甲方、丙方与广州市番禺区钟村电子工业公司签订《协议书》༌已缴付完结《番禺市国有土地转让综合管理合同》年限内的所有管理费。
10. There exists certain discrepancies regarding the payment of some building construction fees, and the payer or summary specified in some invoices/receipts are not sufficiently identified.
10、丙方存在部分房屋建筑工程费的支付瑕疵༌部分发票/收据显示的付款单位或摘要内容不清晰。
11. Party C has not been granted corresponding receipts regarding certain portions of land transfer fees and the construction costs of some buildings and structures on the Project Lot.
11、丙方存在部分土地转让费及房屋建筑物建设成本未取得相应凭证。
12. Party C’s production has been discontinued. The water and electricity supply, buildings, and fire prevention systems are operational.
12、丙方现状为停产状态༌水电、房屋、消防为可运作的。
13. On January 10, 2018, Party C received the Tax Examination Notice and the Retrieval Notice for Accounting Books and Documents issued by North District Tax Inspection Department of the Guangzhou Municipal State Taxation Bureau (hereinafter “Tax Examination”). The examination is in on-going.
13、丙方于2018年1月10日收到广州市国家税务局北区稽查局发出的《税务检查通知书》及《调取账簿资料通知书》༌该稽查未结束。
14. Party B acknowledges that it has been given the opportunity to review the current status and condition of the Project Lot and the Buildings prior to the signing of this Agreement.
14、 乙方在签订本协议前已有机会去审查及了解项目地块和地上建筑物的相关现况。
Given the foregoing recitals, through sufficient understanding and consideration, Party A agrees to transfer to Party B and Party B agrees to purchase 100% of Party C’s shares held by Party A. Party B agrees that such transfer shall be based on Party C’s current status on an “AS-IS” basis. Now therefore, all parties hereby agree to the following terms and conditions:
基于前述༌乙方经充分了解并与甲、丙方协商一致༌决定由甲方将其所持有的丙方的100%股权转让予乙方༌乙方同意按丙方物品现状受让。经各方协商༌达成如下协议༚

1. Definition and Interpretation
1. 定义及释义
Unless otherwise provided herein, the terms mentioned herein shall have the following meaning:
除非本协议另有规定༌本协议中使用的如下主要词语应具有如下规定含义༚
“Project Lot” shall refer to the multiple parcels of land which together constitute the piece of land located at 45 Section II Shiguang Road, Zhongcun Town, Panyu District, Guangzhou with a total area of 65,980.80 square meters.
“项目地块”指统一构成位于广州市番禺区钟村镇市广路钟二路段45号地块总共面积为65980.80平方米土地。
“Buildings” refer to Party C’s structures built on the Project Lot, including: 1) plant (Phase I Plant including canteen) with an area of 28,345.70 m2 (Property Ownership Certificate Code: C6542932); 2) office building and Phase II Plant with an area of 18,955.70 m2 (Property Ownership Certificate Code: C6542929); 3) Dormitory Building #1 with an area of 6,400.50 m2 (Property Ownership Certificate Code: C654928); 4) Dormitory Building #2 with an area of 2,861.60 m2 (Property Ownership Certificate Code: C542928); 5) Dormitory Building #3 with an area of 6,482.10 m2 (Property Ownership Certificate Code: C6542926); and 6) any makeshift structures or shelters.
“地上建筑物”指丙方在项目地块上建成的建筑物包括༚⑴厂房༈第一期厂房包括食堂༉༌面积为28345.70平方米༌房地产权证号C6542932༛⑵办公楼及第二期厂房༌面积18955.70平方米༌房地产权证号C6542929༛⑶第一栋宿舍༌面积6400.50平方米༌房地产权证号C654928༛⑷第二栋宿舍༌面积2861.60平方米༌房地产权证号C542928༛⑸第三栋宿舍༌面积6482.10平方米༌房地产权证号C6542926; ༈6༉其他简易厂房、仓库。
“Third Party” refers to any entity or individual except Party A, Party B and Party C.
“第三方”指除甲方、乙方、丙方之外的任何实体或个人。
“Business Approval Authority” refers to the competent authority which previously examined and approved the incorporation of Party B.
“商务审批部门”指原审批乙方成立的商务审批主管部门。
“Commerce Approval Authority” refers to the competent authority which handles and approves changes in industrial and commercial registration.
“工商审批部门”指办理工商变更登记手续的主管部门。
“Approval” refers to any permission, permit, license, approval, exemption, agreement, authorization, registration or record issued or made by any governmental authority.
“批准”指任何政府机构签发的特许、执照、许可、批准、豁免、同意、授权、登记或备案。
“Applicable Laws” refers to any binding, effective and applicable treaties, laws, administrative regulations, local laws, regulations, decisions, orders, judicial interpretations, judgments, decisions, arbitration awards or other normative documents to which a specified person or property is subject.
“适用法律”对于任何人而言༌指适用于该人或对改任或其任何财产有约束力的公开、有效并且适用的条约、法律、行政法规、地方性法规、规章、决定、命令、司法解释、判决、裁定、仲裁裁决或其他规范性文件。
“Closing Date” refers to the date when Party B completes the procedures for changes in Party C’s Industrial and Commercial Registration, and receives the Notice for Allowance of Change of Industrial and Commercial Registration from the Commerce Approval Authority.
“交割日”指乙方办理完毕丙方工商变更登记手续并自工商审批部门核发的《准予变更登记༈备案༉通知书》之日。
“Handover Date” refers to the date on which Party B completes the handover of the Project Lot, Buildings, corporate and legal documents, key licenses, bank account information and chops in accordance with the requirements set forth by Article 3.4 of the Agreement and as evidenced by the issuance of the Certificate of Handover Completion as defined in Article 3.4.
“交接日”指甲、乙方依照本协议3.4条规范完成丙方土地、建筑物、设施设备、附件清单上资料、银行账号、预留印鉴、安保工作等交接完毕並出具3.4条之书面《接收事项完结书》之日。
“Tax Liabilities” means all forms of taxes, fees, and related charges.
“税项负债”是指各种形式的税款、费用和相关收费。
“Party A Receivables” means cash reserve maintained by Party C in its bank accounts prior to the Handover Date minus the regularly incurred tax liabilities of Party C payable by Party A prior to the Handover Date and other liabilities which are required to be paid by Party A prior to the Handover Date pursuant to this Agreement.
“甲方应收款项”是指在交接日前丙方在所有银行账户尚存之现金储备减去在交接日前本协议规定应由甲方负责支付的丙方正常发生或产生之税项负债及其他按本协议规定应由甲方支付的款项。

“Business Day” refers to any calendar day other than Saturdays, Sundays and all other statutory holidays in China.
“工作日”指除周六、周日及中国所有法定节假日之外的日历日。
“yuan” refers to CNY (Chinese yuan).
“元”指人民币元。

2. Purpose and Subject Matter of Transaction, and Transaction Amount
2༎ 交易目的、交易标的、及交易款项
2.1 Party B agrees to buy and Party A agrees to sell 100% of the shares of Party C in accordance with the terms of this Agreement.
2.1 乙方同意按本协议规定受让且甲方同意按本协议规定转让丙方100%的股权。
2.2 Transaction purpose: Facilitate Party B to obtain the corresponding Project Lot and the Buildings thereon through acquiring from Party A 100% shares that Party A holds in Party C.
2.2 交易目的༚通过甲方将其所持有的丙方的全部股权均转让予乙方༌从而使得乙方通过丙方实质性取得丙方关于项目地块及地上建筑物的权益。
2.3 Subject matter of transaction: 100% of Party C’s shares held by Party A
2.3 交易标的༚甲方所持有丙方的100%股权。
2.4 Transaction Amount: RMB 338,880,000 yuan plus the Party A Receivables as jointly determined by Parties A and B for transfer of 100% of Party C’s shares (“Transaction Amount”).
2.4 交易款项༚丙方100%股权转让价款人民币叁亿叁仟捌佰捌拾捌万元༈࿥338880000元༉及经甲乙双方共同确认的甲方应收款项。

3. Arrangements for Transaction and Payment of Transaction Amount
3. 交易安排及交易款项支付安排
3.1 Within three (3) days upon the execution of this Agreement, Party B shall remit RMB 33,888,000 yuan into the bank account designated by Party A as the transaction deposit (“Deposit”) under this Agreement. Party B shall provide the payment wire confirmation to Party A once the wire transfer is done.
3.1 在本协议签订之日起3日内༌乙方应将交易款项人民币叁仟叁佰捌拾捌万捌仟元༈࿥33,888,000元༉作为本协议的交易首期款汇入甲方指定银行账号。乙方支付完成后༌应将等额的汇款凭证交付甲方。
3.2 Within twenty (20) days upon the execution of this Agreement, all parties shall cooperate to commence to fulfill the required procedures regarding the business approval of such share transfer and the changes in Party C's Industrial and Commercial Registration with the relevant authority (including but not limited to filings with the Business Approval Authority and Commerce Approval Authority). On the date that Party B receives a confirmation receipt from the Commerce Approval Authority that the Authority has received on file the application materials, Party B shall remit RMB 237,216,000 yuan into the bank account designated by Party A. Party B shall provide the payment wire confirmation to Party A once the wire transfer is done.
3.2 在本协议签订之日起20日内༌各方共同启动办理股权转让商务审批及丙方工商变更登记手续。在向工商审批部门递交工商变更登记资料并取得由工商审批部门核发的回执当天内༌乙方应将交易款项人民币贰亿叁仟柒佰贰拾壹万陆仟元༈࿥237,216,000元༉汇入甲方指定银行账号。乙方支付完成后༌应将等额的汇款凭证交付甲方。
3.3 Within 2 business days after Party B has received a confirmation receipt from the Commerce Approval Authority that the Authority has received on file the application materials, Party B shall remit RMB 67,776,000 yuan into the bank account of Guangdong Zu Chi Nou Law Firm for safe custody; in exchange Guangdong Zu Chi Nou Law Firm shall issue a receipt (escrow) certificate of the fund to Party A upon receipt of such amount. Party B shall provide payment wire confirmation to Party A after the wire transfer is done.
Bank Account Information of the Guangdong Zu Chi Nou Law Firm is as follows:
Account Holder Name: Guangdong Zu Chi Nou Law Firm
Bank Branch Name: Guangzhou Famer Merchant Bank Hua-Nan New City Branch
Account No.: 0620 1739 0000 00415
3.3 在取得由工商审批部门核发的回执当日起两个工作日内༌乙方应将交易款项人民币陆仟柒佰柒拾柒万陆仟元༈࿥67,776,000元༉汇入广东智奇诺律师事务所账户代管༌乙方支付完成后༌应将等额的汇款凭证交付甲方。广东智奇诺律师事务所在收到上述相应等额款项后应向甲方出具《资金收款༈代管༉证明》。

广东智奇诺律师事务所银行账号༚
账户名༚广东智奇诺律师事务所
开户行༚广州农商银行华南新城支行
账 号༚0620 1739 0000 00415
3.4 Within thirty (30) days from the Closing Date, Parties A and, B and the Guangdong Zu Chi Nou Law Firm shall form a transition team. Party A shall hand over Party C corporate documents and the Project Lot for Party B's sole management. Upon the delivery of the corporate and legal documents, key licenses, chops, and originals of certificates of Party C as listed in the List of Party C Handover Materials (attached as an Appendix), Parties A and B shall in good faith jointly issue a written Certificate of Handover Completion. Guangdong Zu Chi Nou Law Firm shall unconditionally remit the entire escrow fund in the amount of RMB 67,776,000 yuan into the bank account designated by Party A within 24 hours from the receipt of such Certificate of Handover Completion. Party A shall issue a receipt to Party B upon Party A's receipt of the aforementioned balance of escrow fund.
3.4 自交割日起30日内༌甲、乙、广东智奇诺律师事务所三方组成接收小组༌甲方将丙方全部公司文件及项目地块移交完毕给乙方自行管理。在移交丙方列于《丙方材料清单》应有法律文件、重要凭证、印章、报表、证书原件之日༌甲、乙方联合出具书面《接收事项完结书》༌广东智奇诺律师事务所应在收到《接收事项完结书》24小时内无条件将上述代管资金人民币陆仟柒佰柒拾柒万陆仟元༈࿥67,776,000元༉汇入甲方指定银行账号。甲方在收到上述款项后应出具收据。
3.5 Account information of Party A’s designated bank account is as follows:
Account Holder Name: Guangzhou Universal Electronics Service Co., Ltd.
Bank Branch Name: Bank of China Guangzhou Panyu Branch
Account No.: 689968360537
3.5 甲方指定收款银行账号༚
公司名称༚广州环讯商务服务有限公司
开户行༚中国银行股份有限公司广州番禺钟村支行
账 号༚689968360537
3.6 Five (5) days prior to submitting the applications for change of Industrial and Commercial Registration with the Commerce Approval Authority , Parties A and B shall jointly confirm the amount of Party A Receivables. Thereafter, Party A shall be solely responsible for the handling and processing of such Party A Receivables, and be responsible for any tax liabilities incurred therewith.
3.6甲、乙双方应在向工商审批部门递交工商变更登记资料前5日共同确认甲方应收款项总额༌并自确认后由甲方自行处理甲方应收款项༌因此产生的税费由甲方承担。
3.7 Party B’s payment obligations under this Agreement shall be deemed to have been fulfilled on the date that Party A actually receives the entire Transaction Amount of RMB 338,880,000 yuan.
3.7 甲方实际收到乙方支付的股权转让价款33,888万元之日༌视为乙方已履行完毕本协议项下的付款义务。

4. Representation and Warranties
4. 声明与保证
4.1 For the purpose of the performance hereof, Party A represents and warrants to Party B that to Party A’s actual knowledge and except otherwise disclosed by Party A in writing:
4.1 为履行本协议之目的༌甲方以其实际所知作出声明保证༌除了甲方已经书面向乙方披露的之外༌甲方向乙方作出如下声明和保证༚
4.1.1 To Party A's actual knowledge, the List of Handover Materials, and all the documents, materials and information in connection with this Agreement provided by Party A to Party B are true, and there are no false records, misleading statements or significant omissions. They are materially accurate, complete, and effective regarding the descriptions of assets. If there are material omissions, Party A has the duty to supplement.
4.1.1 据甲方实际所知༌甲方向乙方提供的《丙方材料清单》及与本协议有关的所有文件、证件、资料和信息是真实༌没有虚假记载、误导性陈述或重大遗漏༌在资产数量方面准确、完整和有效。若有重大遗漏 ༌甲方均有补足的责任。
4.1.2 Party A has truthfully and completely disclosed to Party B, to its actual knowledge, any information that may have material adverse effect (meaning having a substantial adverse effect on the legitimacy, effectiveness or enforceability of this Agreement, or on Party C's operation, assets, businesses or financial position) on Party C and its related assets and businesses before the execution of this Agreement Party A further warrants that Party A will not take any action that leads or may lead to any material adverse effect on Party C and its related assets and businesses after the execution of this Agreement.

4.1.2 甲方已尽其实际所知真实、完整地向乙方披露了本协议签约日之前任何可能会对丙方及其相关资产与业务产生重大不利影响༈指对本协议的合法性、有效性可执行性产生的重大不利影响或对丙方的运营、资产、业务或财务状况产生的重大不利影响༉的信息༛并保证在本协议签署后不采取任何导致或可能导致对丙方及其相关资产与业务产生重大不利影响的行为。
4.1.3 All the provisions in “WHEREAS” herein, as well as Party A’s representation and warranties hereunder, are authentic.
4.1.3 本协议“鉴于”部分条款的全部内容及甲方的声明、保证均为真实情形。
4.1.4 On the date of the execution of this Agreement, Party A must provide Party B with the following documents duly stamped and confirmed by Party A, including: i) Party C’s unaudited financial statements as of March 31, 2018; ii) Party C's unaudited balance sheet as of March 31, 2018, 2018; (iii) tax clearance certificate and Party C's audit report; (iv) the tax certificate for increment tax on land value (if any), and (v) the settlement statement of corporate income tax. Prior to the Closing Date, Party A will submit those unaudited financial statements as of the Closing Date.
4.1.4 于本协议签订之日༌甲方须向乙方提供经甲方盖章确认的丙方未经审计之截至2018年3月31日财务报表、2018年3月31日的资产负债表等财务报表、完税证明及审计报告、土地增值税清单税务证明༈如有༉及企业所得税汇算清缴报表。甲方应在交割日前提供截止至交割日的未经审计的财务报表。
4.1.5 Party A shall be liable for all of Party C’s losses and liabilities arising from the Tax Examination as stated in point 13 of WHEREAS. Party A shall provide Party B a copy of the final examination report ༈original copy༉issued by the Guangzhou Municipal State Taxation Bureau.
4.1.5 甲方承诺并保证承担本协议“鉴于”第13点所述的税务稽查之事项所造成丙方损失的全部责任༌并将广州市国家税务局最终稽查报告༈原件༉交乙方壹份。
4.1.6 Party A will provide Party B with a set of Party C’s current financial books and records
4.1.6 甲方承诺并保证༌丙方现存的财务资料整套留存给乙方。
4.1.7 Parties A and C warrant that presently there are no disputes regarding their shares. Party A warrants that it will not sign any share transfer contract similar to this Agreement with any third party after the full execution of this Agreement.
4.1.7 甲、丙方承诺现不存在任何股权纠纷。甲方承诺签订本协议后不会与任何第三方签订类似本协议的法律文件。
4.2 For the purpose of the performance hereof, Party B make the following representation and warranties to Party A:
4.2 为履行本协议之目的༌乙方向甲方作出如下声明和保证༚
4.2.1 Party B has sufficient funds that can be disposed and transferred at any time to carry out the transaction hereunder.
4.2.1 乙方有足够及随时可支配调动的资金实力进行本协议项下的交易。
4.2.2 Party B possesses the full capacity for civil conduct and full capacity to execute this Agreement, as well as all the rights, power and authority necessary to have any of its rights and perform any of its duties hereunder. Party B’s performance hereof will neither violate any law, regulation, rule or order applicable to it, nor go against its existing valid articles of association.
4.2.2 乙方拥有完全的民事权利能力和行为能力以签署本协议、享有本协议项下任何权利和履行本协议项下任何义务所必需的一切权利、权力和授权༌乙方履行本协议不违反任何对其适用的法律、法规、规定或命令༌也不违反乙方现行有效的章程。
4.2.3 If after the Handover Date, if Party B actually uses the Net Taxable Loss stated in point 6 of “WHEREAS” to reduce Party B’s operating income and associated tax liability, Party B shall repay to Party A the realized tax savings due to such usage within ten (10) days upon receipt of the related tax payment voucher or supporting documents issued by the taxation authority. Prior to the full utilization of the Net Taxable Loss, Party B shall disclose to Party A in writing (1) each instance on which the Net Taxable Loss is utilized to reduce Party B’s operating income and tax liability, and (2) submit its detailed annual income tax return to Party A on an annual basis up to five (5) years.
4.2.3　交接日后༌乙方有实际使用“鉴于”第6点所述的应税损失来减少乙方的营业收入和相关税务负担༌乙方应于收到税务机关出具的相关纳税凭证或证明文件十日内向甲方归还乙方因此实现的税收减免金额༌在乙方尚未将应税损失使用完之前༌乙方应每年如实向甲方披露递延所得税的使用情况并向甲方提供当年所得税申报明细表༌五年为限。
4.2.4 Party B undertakes and warrants that it will continuously perform the Transfer Contract for the Use Right of State-owned Land in Panyu, the General Management Contract for State-owned Land Transfer in Panyu, and the Agreement with Guangzhou Panyu Zhongcun Electronic Industrial Company as specified in point 9 of “WHEREAS” herein, and that Party B will solely assume all rights and obligations arising out of these agreements.
4.2.4 乙方承诺并保证继续履行本协议“鉴于”部分甲方与广州市番禺区钟村电子工业公司签订的《番禺市国有土地使用权转让合同》、《番禺市国有土地转让综合管理合同》、《协议书》。因该合同、协议产生的权利义务由乙方独立承担。
4.2.5 Party B warrants that if _ Guangdong Zu Chi Nou Law Firm fails to remit the balance of the Transaction Amount pursuant to this Agreement, Party B shall be responsible for paying Party A any such shortfall in the Transaction Amount .
4.2.5 乙方承诺并保证༌若广东智奇诺律师事务所未按本协议之约定向甲方足额汇款༌乙方对应汇款余额承担连带清偿责任。
4.3 Party A and Party B acknowledge and agree that that: i) for two years after the Handover Date, Party A shall indemnify Party B for any losses or debt incurred arising from any rights and obligations of Party C (including but not limited to legal disputes, litigation, guarantees, rent, administrative penalties and fines, contractual damages, and delinquent taxes) that arose or were incurred prior to the Closing Date, except for those matters listed in “WHEREAS” herein; and ii) Party B shall solely assume and be obligated for any rights and obligations of Party C that arise or are incurred upon or after the Handover Date. Upon the expiration of said two-year period, the indemnification obligations of Party A will cease with no further actions needing to be taken by the Parties.
4.3 甲方和乙方确认并同意༚i༉在交接日后两年内发生的༌除了本协议“鉴于”中列出的事项外༌甲方应承担及赔偿因丙方在交接日前产生的任何权利和义务而衍生的债务及损失༈包括但不限于各类纠纷、诉讼、担保、租金、罚款、欠费、违约金、赔偿金、欠税及滞纳金等༉; ii) 乙方应完全承担在交接日之后丙方产生的任何权利和义务。 在上述两年期满后༌甲方的上述赔偿义务将在双方不需要取得任何进一步的行动下自动终止。
4.4 On the Handover Date, Parties A and B will destroy the old official chops of Party C, and handover the new official chops of Party C to Party B. Liabilities and debt arising from documents previously chopped by the old official chops will be considered as Party C’s liabilities which arose prior to the Handover Date. Liabilities and debt arising from documents chopped by the new official chops will be considered as Party C’s liabilities which arose after the Handover Date, for which Party A has no responsibility or liability.
4.4 交接日当天甲、乙双方进行旧公章销毁༌新公章雕刻的交接。因旧公章和旧财务章等所有丙方旧印鉴所盖章的文件所发生的所有债务及或有负债均视为交接日前的丙方的债务。因新公章和新财务章等所有丙方新印鉴所盖章的文件所发生的所有债务均视为交割日后的丙方的债务。丙方交接日后所发生的所有债务与甲方无关。

5. Liability for Breach and Termination of Agreement
5. 违约责任及协议终止
5.1 Except as otherwise agreed herein, for two years after the execution of this Agreement, any party must indemnify for the other party’s actual losses arising from such party’s failure to perform its duties and obligations hereunder, or misleading or incorrect representation and warranties.
5.1 除本协议另有约定外༌在本协议签署后的两年内༌任何一方未能履行其在本协议项下义务、责任༌或其声明和保证失实有误的༌则该方须赔偿另一方因此而蒙受的实际损失。
5.2 After Party B has paid the Deposit to Party A pursuant to Article 3.1, if Party A commits a material delay in fulfilling its obligations as provided in this Agreement, it shall pay Party B a liquidated damage equaling 0.05% of the Transaction Amount Party A already received from Party B per day for each day of material delay, except if such delay is attributable to any governmental authority’s action, any examination and approval delayed by a relevant authority which is out of the control of Party A, or any other cause which is beyond the reasonable control of Party A Meanwhile, Party A shall finish the relevant contractual obligations as soon as possible, and all parties shall also continue to perform the Agreement. However, if the delay by Party A exceeds twenty (20) days, Party B is entitled to terminate this Agreement without further liability, and claim against Party A liquidated damage at 10% of the total Transaction Amount.
5.2 乙方根据本协议3.1条约定向甲方支付首期款后༌除非由于甲方无法遇见或控制的因素, 或政府部门的工作要求、审批等原因༌甲方逾期完成本协议约定义务的༌每逾期1日༌应按已收交易款的0.05%向乙方支付违约金༌同时༌甲方应尽快完成以上约定事项༌各方继续执行合同。甲方逾期超过20天的༌乙方有权解除本协议并要求甲方支付本协议项下总交易金额10%的违约金。
5.3 In case that Party B fails to make the payment to Party A pursuant to Article 3.2, Party B shall pay Party A a liquidated damage equaling 0.05% of the unpaid Transaction Amount for each day of delay. In addition, in case Party B’s late payment exceeds three (3) days, Party A is entitled to unilaterally terminate this Agreement (without the need to notify Party B) without further liability, and claim against Party B a liquidated damage at 10% of the total Transaction Amount.
5.3 乙方未按本协议3.2条约定付款的༌每逾期1日༌应按未付交易款的0.05%向甲方支付违约金。乙方逾期付款天数超过3日的༌甲方有权在无须通知乙方的情况下单方即时解除本协议༌并要求乙方支付本协议项下总交易金额10%的违约金。
5.4 In case that Party B fails to make the payment to Guangdong Zu Chi Nou Law Firm pursuant to Article 3.3, it shall pay Party A a liquidated damage equaling 0.05% of the unpaid Transaction Amount per day for each day of delay. In addition, in case of Party B’s late payment exceeds five (5) days, Party A is entitled to unilaterally terminate this Agreement (without the need to notify Party B) without further liability, and claim against Party B a liquidated damage at 10% of the total Transaction Amount.
5.4 乙方未按本协议3.3条约定向广东智奇诺律师事务所支付代管资金的༌每逾期1日༌应按未付交易款的0.05%向甲方支付违约金。乙方逾期付款天数超过5日的༌甲方有权在无须通知乙方的情况下单方即时解除本协议༌并要求乙方支付本协议项下总交易金额10%的违约金。
5.5 Upon the execution of this Agreement, neither party A or B shall unilaterally discharge this Agreement on any ground unless such party’s obligations to perform the Agreement has been duly excused (for example, the other party announces that it will not continue to perform the Agreement according to its term). If either party unilaterally terminates this Agreement without just cause, such breaching party must pay the non-breaching party the liquidated damages at 10% of the total Transaction Amount.
5.5 本协议签订后༌甲乙双方均不得以任何理由单方解除本协议༌除非一方有理由不根据本协议履行合同༈例如另一方宣告将不继续履行合同༉༌如一方无正当理由单方提出解约的༌则违约方须向守约方支付总交易金额10%的违约金。
5.6 If Party A’s representations and warranties are materially untrue or inaccurate, or its failure to perform its duties as specified in this Agreement,

results in any actual losses and liabilities of Party C or Party B, Party B must claim such loss against Party A in writing and list any matter, basis and amount for compensation no later than two years from the Closing Date. Within fifteen (15) days upon receipt of such written claim for damages, Party A shall investigate such matter specified therein. If it is verified through investigation, Party A shall make compensation to Party B.
5.6 若由于甲方在本协议作出的声明、保证不真实、不准确或甲方不履行该条约定的义务༌而导致丙方或乙方的损失和债务༌乙方需于交割后两年内以书面形式向甲方提出赔偿要求并列明要求赔偿的事项、依据及数额。甲方在收到收到书面赔偿要求之日起15日内༌应对书面赔偿要求所述事项进行查证。经查证属实的༌由甲方向乙方足额赔偿。
5.7 Notwithstanding anything to the contrary, in the event that the transaction contemplated by this Agreement fails to fully close on or before June 30, 2018 (including but not limited to the transfer of shares and handover of the project), and such failure to close is through no fault of Party A or reasons related to the delay of the government not otherwise caused by or attributable to Party B, Party A shall be able to terminate this Agreement without further liability and retain 10% of the Transaction Amount paid by Party B as liquidated damage.
5.7 除因甲方或政府延迟(但非因乙方造成的)因素外༌如果本股转交易在2018年 6月30日前未能完成全部交割༈包括但不限于股权交割、项目接收༉༌则甲方有权终止本协议并要求乙方支付的交易金额的10༅作为违约金。

6. Governing Laws and Resolution of Disputes
6.适用法律及争议解决
All the disputes during the performance hereof shall be settled by Party A and Party B through consultation between officials of the Parties that have decision making authority. Failing that, Party A and Party B acknowledge that any dispute arising from or in connection with this Agreement shall be filed for arbitration with Nansha International Arbitration Center. For this purpose, the summary procedures and the laws of PRC shall apply in the hearing process. The arbitral award shall be final and binding upon Party A and Party B.
本协议履行过程中所发生的一切纠纷由双方有决定权之代表协商解决༌如协商不成༌因本协议引起的或与本协议有关的任何争议༌双方一致确认提请南沙国际仲裁中心仲裁༌适用中华人民共和国法律༌该仲裁裁决是终局的༌对双方均有约束力。

7. Notice and Service
7. 通知和送达
Any notices, documents and materials sent or submitted among all parties for the performance hereof shall be made in writing (including email) and addressed through registered mail or express delivery to the addresses stated herein. In case of change in either party’s address, it shall promptly inform the other party in writing; otherwise, any notices and documents sent to such party’s address stated herein shall be deemed to have been directly delivered to such party.
各方因履行本协议而相互发出或者提供的所有通知、文件、资料须以书面形式༈包括电子邮件༉༌且须挂号邮寄或专差送达。送达地址均以本协议所记载的为准。任何一方如有变更地址的༌应及时书面通知另一方。否则༌任何依据本协议记载的地址所寄发的通知及文件༌均视同已经直接送达对方。

8. Miscellaneous Provisions
8.其他事项
8.1 Party A shall be responsible for the fees incurred through the commerce authority for this transaction. Any taxes and levies relating to the transaction hereunder shall be borne by the related parties in accordance with relevant laws and regulations and as provided herein, or shall be equally (50%) shared by Party A and Party B if no such law, regulation or provision.
8.1 本次交易工商部门费用由甲方负责༌与本协议项下的交易有关的税费、费用等均按相关法律法规的规定及本协议的约定由相关方承担。没有该等法律规定或约定的༌则由甲方及乙方各承担50%。
8.2 Where either party hereto fails to perform this Agreement in whole or in part due to force majeure, any act of government, and any other unforeseeable and insurmountable cause, such affected party shall immediately inform the other party in writing. Consequently, all parties hereto shall discuss whether to discharge this Agreement based on the impact of such events on the performance hereof, or shall be released from, in whole or in part, or shall decide to postpone the performance hereof.
8.2 本协议各方由于不可抗力、政府行为以及其他不能预见及不能克服的原因༌致使本协议不能履行或者不能全部履行时༌遇到上述事件的一方༌应立即书面通知对方༌由本协议各方按事件对履行本协议影响的程度协商是否解除本协议、或者部分或全部免除履行本协议的责任、或者延期履行本协议。
8.3 The transaction amount to be stated in the standard share transfer contract to be entered into by Party A and Party B for purpose of the business approval procedure (“Standard Transfer Contract”) shall be the same as the Transaction Amount stated in this Agreement. In the event of any inconsistency between the Standard Transfer Contract and this Agreement, this Agreement shall prevail.

8.3 甲乙双方为办理商务审批手续而签署的标准股权转让合同金额应与本协议一致༌其内容如果与本协议有不一致的༌以本协议约定为准。
8.4 Upon the end of the land use period granted to Party C, Party B shall be solely responsible for those matters (and associated liabilities) relating to the ownership or use rights of the land and building. If Party B needs Party A’s assistance, Party A will provide reasonable assistance provided that (i) such assistance does not adversely impact the interests of Party A, and (ii) Party B reimburses any out-of-pocket costs incurred by Party A in the course of such assistance.
8.4 因丙方土地期限届满后厂房、土地归属问题༌由乙方自行处理并承担相应责任。若乙方需甲方配合处理的༌在不损害甲方权益的情况下༌甲方应予以配合。乙方应支付甲方因配合而实际产生之费用。
8.5 Party B shall be responsible for cost water, electricity and security services of Party C on the following month following the Handover Date.
8.5 丙方水、电、煤气、安保等各项费用༌自乙方实际接收丙方次月起由乙方承担。
8.6 Neither party has engaged or authorized any broker, finder, investment banker or other third party to act on behalf of any Party hereto, directly or indirectly, as a broker, finder, investment banker or in any other like capacity in connection with this Agreement or the transactions contemplated hereby, or has consented to or acquiesced in anyone so acting. There are no claims for compensation from any such broker, finder, investment banker or other third party for so acting or of any basis for such a claim.
8.6 本协议任何一方均未委托或授权任何经纪人༌中介༌投资银行家或其他第三方代表任何一方直接或间参予本协议及交易。并无任何此类经纪人༌中介༌投资银行家或其他第三方代表会向任何一方要求任何受益或报酬。
8.7 This Agreement is written both in Chinese and English. In case of any difference between the two versions, the Chinese version shall prevail.
8.7 本协议用中英文书写༌如两种语言版本规定不同༌以中文版本为准。
8.8 This Agreement is made in duplicates. Parties A and B will each hold two (2) copies. Parties C and the Guangdong Zu Chi Nou Law Firm’s will each hold one (1) copy. The Agreement comes into effect upon signature and seal by the authorized representatives of all parties. All copies have the same legal force.
8.8 本协议一式陆份༌甲方贰份༌乙方贰份༌丙方壹份༌广东智奇诺律师所壹份༌自各方授权代表签字、加盖公章之日起生效༌每份均具有同等法律效力。

甲方༚实致发展有限公司༈盖章༉
Party A:    CG Development Limited (Chop)
法定代表人或授权代表༈签字༉༚
Legal Representative (Signature)
年 月 日
Date:
乙方༚广州沐舍酒店管理有限公司
Party B:     Guangzhou MuXia Hotel Management Co. Ltd.
法定代表人或授权代表༈签字༉༚
Legal Representative (Signature)
年 月 日
Date:

丙方༚Gemstar Technology (China) Co., Ltd.
Party C:     Gemstar Technology (China) Co., Ltd.
法定代表人或授权代表༈签字༉༚
Legal Representative (Signature)
年 月 日
Date:

广东智奇诺律师事务所
Guangdong Zu Chi Nou Law Firm
法定代表人或授权代表༈签字༉༚
Legal Representative (Signature):
年 月 日
Date:
Place of Signature: Panyu District, Guangzhou
签约地点༚广州番禺
附件༚
1、《丙方材料清单》
2、各方营业执照或存续证明
3、广东智奇诺律师事务所执业许可证
4、《资金收款༈代管༉证明》、《接收事项完结书》模板

Appendix

1.	List of Party C Handover Materials

2.	Each Party’s business license

3.	Guangdong Zu Chi Nou Law Firm’s License.

4.	Form of Escrow Receipt/Certificate and Certificate of Handover Completion